                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 25, 1995

                             FIBREBOARD CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   0-016951          94-0751580
     ---------------------------------------------------------------------
     (State or other jurisdic-     (Commission         (IRS Employer Iden-
     tion of incorporation)        file number)        tification No.)

             2121 North California Blvd., #560, Walnut Creek, CA 94596
             ---------------------------------------------------------
                    (Address of principal executive offices)


                                 (510) 274-0700
                                 --------------
              (Registrant's telephone number, including area code)




                                      None
                          -----------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On September 25, 1995, Fibreboard Corporation ("Fibreboard") sold substantially all of the assets of its Wood Products Group to Sierra Pacific Industries for a sale price of approximately $245 million, subject to certain post-closing adjustments. The transaction included approximately 76,000 acres of timberland and all of the Company's operating facilities located at Standard, Chinese Camp, Red Bluff and Keystone, California.

Further information concerning the sale is set forth in Fibreboard's press release dated September 26, 1995, which is attached hereto as an exhibit and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (b) PRO FORMA FINANCIAL INFORMATION.

          (i)    Pro forma consolidated balance sheet as of June 30, 1995;
          (ii) Pro forma consolidated statements of income for the six-month period ended June 30, 1995; and
          (iii) Pro forma consolidated statement of income for the twelve months ended December 31, 1994.
          (iv)   Notes to pro forma consolidated financial statements


          See attached pro forma financial information on pages 3-7.

     (c) EXHIBITS.

10.1 Asset Purchase and Sale Agreement among Sierra Pacific Industries, Fibreboard Corporation and Fibreboard Box & Millwork Corporation dated as of September 6, 1995.

10.2 Amendment No. 1 to the Asset Purchase and Sale Agreement among Sierra Pacific Industries, Fibreboard Corporation and Fibreboard Box & Millwork Corporation dated as of September 6, 1995.

99.1 Press Release dated September 26, 1995 issued by Fibreboard Corporation.

                     FIBREBOARD CORPORATION AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 1995
                          (DOLLAR AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)


             ASSETS                                    AS REPORTED      PRO FORMA      ADJUSTMENT      PRO FORMA
                                                      JUNE 30, 1995    ADJUSTMENTS         KEY       JUNE 30, 1995
                                                      -------------    -----------     ----------    -------------
CURRENT ASSETS
    CASH AND CASH EQUIVALENTS                               ($1,515)        $66,566        (A)             $65,051
    RECEIVABLES                                              51,237          (8,210)       (B)              43,027
    CURRENT PORTION NOTES RECEIVABLE                          6,247                                          6,247
    INVENTORIES                                              80,610         (25,965)       (B)              54,645
    PREPAID EXPENSES                                          3,009            (636)       (B)               2,373
    DEFERRED INCOME TAXES                                     9,293            (311)       (E)               8,982
                                                      -------------    ------------                  -------------
             TOTAL CURRENT ASSETS                           148,881          31,444                        180,325

TIMBER AND TIMBERLANDS, NET                                  31,095         (31,095)      (B,C)                 --
PROPERTY, PLANT AND EQUIPMENT, AT COST
    LAND AND IMPROVEMENTS                                    21,637         (10,343)      (B,C)             11,294
    BUILDINGS                                                37,252          (9,990)      (B,C)             27,262
    MACHINERY AND EQUIPMENT                                 131,406         (57,832)      (B,C)             73,574
    CONSTRUCTION IN PROGRESS                                  5,713          (2,921)      (B,C)              2,792
                                                       ------------    ------------                  -------------
                                                            196,008         (81,086)                       114,922
    ACCUMULATED DEPRECIATION                                (81,425)         35,545       (B,C)            (45,880)
                                                       ------------    ------------                  -------------

    NET PROPERTY, PLANT AND EQUIPMENT                       114,583         (45,541)                        69,042
NOTES RECEIVABLE                                              6,301             (95)       (A)               6,206
GOODWILL                                                     67,600                                         67,600
OTHER ASSETS                                                 14,748           4,829       (B,C)              19,577
                                                        -----------    ------------                  -------------
             TOTAL OPERATING ASSETS                         383,208         (40,458)                       342,750

CASH RESTRICTED FOR ASBESTOS COSTS                            3,631                                          3,631
ASBESTOS COSTS TO BE REIMBURSED                             832,115                                        832,115
                                                        -----------    ------------                  -------------

             TOTAL ASSETS                                $1,218,954        ($40,458)                    $1,178,496
                                                        -----------    ------------                  -------------
                                                        -----------    ------------                  -------------

             LIABILITIES AND EQUITY

CURRENT LIABILITIES:
    CURRENT PORTION OF LONG-TERM DEBT                        $2,105         ($1,000)       (D)              $1,105
    ACCOUNTS PAYABLE AND ACCRUED LIABILITIES                 64,385            (313)       (B)              64,072
    RESERVE FOR ASBESTOS-RELATED COSTS                        2,700                                          2,700
                                                        -----------    ------------                  -------------

             TOTAL CURRENT LIABILITIES                       69,190          (1,313)                        67,877
LONG-TERM DEBT                                               99,988         (96,000)       (D)               3,988
RESERVE FOR ASBESTOS-RELATED COSTS                            9,620                                          9,620
OTHER LONG-TERM LIABILITIES                                  23,758                                         23,758
DEFERRED INCOME TAXES                                        19,395         (19,395)       (E)                  --
                                                        -----------    ------------                  -------------

             TOTAL OPERATING LIABILITIES                    221,951        (116,708)                       105,243

LONG TERM ASBESTOS CLAIMS SETTLEMENTS                       818,184                                        818,184

ASBESTOS RELATED LONG TERM DEBT                              23,041                                         23,041
                                                        -----------    ------------                  -------------

             TOTAL LIABILITIES                            1,063,176        (116,708)                       946,468

STOCKHOLDERS' EQUITY:
    COMMON STOCK, $.01 PAR VALUE,15,000,000
     SHARES AUTHORIZED, 8,495,574 SHARES ISSUED                  85                                             85
       PAID IN CAPITAL IN EXCESS OF PAR
    CONTRIBUTED CAPITAL                                      76,517                                         76,517
    RETAINED EARNINGS                                        83,747          76,250        (F)             159,997
    MINIMUM PENSION LIABILITY ADJUSTMENT                     (4,571)                                        (4,571)
                                                        -----------    ------------                  -------------

             TOTAL STOCKHOLDERS EQUITY                      155,778          76,250                        232,028

             TOTAL LIABILITIES AND EQUITY                $1,218,954        ($40,458)                    $1,178,496
                                                        -----------    ------------                  -------------
                                                        -----------    ------------                  -------------


                              SEE ATTACHED NOTES

                     FIBREBOARD CORPORATION AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1995
              (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)



                                                                        PRO FORMA      ADJUSTMENT
                                                       AS REPORTED     ADJUSTMENTS         KEY         PRO FORMA
                                                       -----------     -----------     ----------      -----------
             NET SALES                                     $253,190        ($77,834)       (1)            $175,356
             COST OF SALES                                  197,356         (71,194)       (1)             126,162
                                                       ------------    ------------                    -----------

             GROSS MARGIN                                    55,834          (6,640)                        49,194

             SELLING AND ADMINISTRATIVE EXPENSES             40,134          (2,168)       (1)              37,966
             ASBESTOS-RELATED ITEMS                          (4,000)                                        (4,000)
                                                       ------------    ------------                    -----------

             OPERATING INCOME                                19,700          (4,472)                        15,228
             INTEREST EXPENSE                                (3,929)          3,200        (2)                (729)
             INTEREST AND OTHER INCOME                          884           2,021        (3)               2,905
                                                       ------------    ------------                    -----------

             INCOME BEFORE INCOME TAXES                      16,655             749                         17,404
             INCOME TAXES                                    (6,660)           (300)       (4)              (6,960)
                                                       ------------    ------------                    -----------

             NET INCOME                                      $9,995            $449                        $10,444
                                                       ------------    ------------                    -----------
                                                       ------------    ------------                    -----------
             EARNINGS PER SHARE
                      PRIMARY                                 $1.11                                          $1.16
                      FULLY DILUTED                           $1.10                                          $1.15

             COMMON EQUIVALENT SHARES (THOUSANDS)
             (WEIGHTED AVERAGE)
                      PRIMARY                                 9,026                                          9,026
                      FULLY DILUTED                           9,050                                          9,050


                               SEE ATTACHED NOTES

                     FIBREBOARD CORPORATION AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994
              (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)



                                                                        PRO FORMA      ADJUSTMENT
                                                       AS REPORTED     ADJUSTMENTS         KEY         PRO FORMA
                                                       -----------     ------------                    -----------
             NET SALES                                     $363,705       ($180,309)       (1)            $183,396
             COST OF SALES                                  295,202        (162,341)       (1)             132,861
                                                       ------------    ------------                    -----------

             GROSS MARGIN                                    68,503         (17,968)                        50,535

             SELLING AND ADMINISTRATIVE EXPENSES             40,690          (5,298)       (1)              35,392
             ASBESTOS-RELATED ITEMS
                                                       ------------    ------------                    -----------

             OPERATING INCOME                                27,813         (12,670)                        15,143
             INTEREST EXPENSE                                (4,931)          3,321        (2)              (1,610)
             INTEREST AND OTHER INCOME                       22,555           6,140        (3)              28,695
                                                       ------------    ------------                    -----------

             INCOME BEFORE INCOME TAXES                      45,437          (3,209)                        42,228
             INCOME TAXES                                   (18,402)          1,300        (4)             (17,102)
                                                       ------------    ------------                    -----------

             NET INCOME                                     $27,035         ($1,909)                       $25,126
                                                       ------------    ------------                    -----------
                                                       ------------    ------------                    -----------


             EARNINGS PER SHARE
                      PRIMARY                                 $3.01                                          $2.80
                      FULLY DILUTED                           $3.01                                          $2.79

             COMMON EQUIVALENT SHARES (THOUSANDS)
             (WEIGHTED AVERAGE)
                      PRIMARY                                 8,986                                          8,986
                      FULLY DILUTED                           8,992                                          8,992


                               SEE ATTACHED NOTES

                             FIBREBOARD CORPORATION
              Notes to Pro Forma Consolidated Financial Statements
                 Reflecting the Sale of the Wood Products Group
                          (Dollar Amounts in Thousands)
                                   (Unaudited)

1.   Principles of Presentation

     On September 25, 1995 Fibreboard Corporation sold all of its Wood Products Group conversion facilities and the majority of its timberlands to Sierra Pacific Industries for $245,000 subject to a number of purchase price adjustments.

     For purposes of preparing these pro forma financial statements, such purchase price adjustments have been estimated from available data. However, the data used is preliminary and the pro forma adjustments reflected in the statements which follow are subject to change.

     The unaudited pro forma statements of income for the year ended December 31, 1994 and for the six months ended June 30, 1995 give effect to the transaction as though it had occurred on January 1, 1994 and January 1, 1995. The unaudited pro forma balance sheet as of June 30, 1995 gives effect to the transaction as though it had occurred on that date. The pro forma statements of income and pro forma balance sheet are based on the historical financial statements of Fibreboard Corporation for the year ended December 31, 1994 and for the six months ended June 30, 1995.

     Because the pro forma statements include only the adjustments described below, they should not be considered indicative of the results that would have occurred if the sale of the Wood Products Group had taken place on the dates indicated or which may be obtained in the future.

     The pro forma financial statements should be read in conjunction with the consolidated financial statements of Fibreboard Corporation.

2.   Pro Forma Balance Sheet Adjustments:

     a. To increase cash and cash equivalents to reflect the net cash generated from the sale of the Wood Products Group after the payment of income taxes, reductions of outstanding debt and other costs.
     b. To reduce assets and liabilities by the amount of assets purchased and liabilities assumed by Sierra Pacific Industries.
     c. To reclassify certain assets to be held for future sale and not sold to Sierra Pacific Industries as other assets.
     d. To reduce long term debt for assumed repayment of debt from proceeds of the sale of Wood Products Group.
     e. To reduce deferred taxes for the financial and tax basis differences arising from this transaction.
     f. To increase stockholders' equity by the estimated after-tax gain from the sale of the Wood Products Group.

3.   Pro Forma Statement of Income Adjustments:

     1. To eliminate sales and expenses directly attributable to the Wood Products Group.
     2. To adjust interest expense to reflect assumed debt repayment with proceeds of the sale.
     3. To adjust interest income to reflect the projected investment return of the net proceeds from the sale of the Wood Products Group.
     4.   To adjust the income tax provision for items 1, 2 and 3 above.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FIBREBOARD CORPORATION
                                   ----------------------
                                        (Registrant)




Dated: October 9, 1995             By: /s/ Garold E. Swan
                                       ------------------
                                       Garold E. Swan
                                       Vice President and Controller








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